UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 9, 2007
                                                           ------------


                          SUSQUEHANNA BANCSHARES, INC.
                  ---------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                    0-10674                   23-2201716
   --------------------         ---------------------        --------------
      (State or Other             (Commission File            (I.R.S. Employer
      Jurisdiction of                  Number)               Identification No.)
      Incorporation)

         26 North Cedar Street, Lititz, Pennsylvania                 17543
----------------------------------------------------------       ---------------
              (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (717) 626-4721
                                                           --------------


                                 Not Applicable
                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Matters.

     The registrant issued a press release regarding an investment restructuring on July 9, 2007, which release is furnished herewith as Exhibit 99.1.

Item 9.01.            Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number        Exhibit
--------------        -------
99.1                  Press release of Susquehanna Bancshares, Inc. dated
                      July 9, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SUSQUEHANNA BANCSHARES, INC.
                                    (Registrant)


                                    By:      /s/ DREW K. HOSTETTER
                                             -----------------------------------
                                             Drew K. Hostetter
                                             Executive Vice President and Chief
                                             Financial Officer


Dated: July 9, 2007

                                  EXHIBIT INDEX


Exhibit Number        Exhibit
--------------        -------
99.1                  Press release of Susquehanna Bancshares, Inc. dated
                      July 9, 2007.